SCHMITT®
INDUSTRIES

ANNUAL SHAREHOLDERS' MEETING

DECEMBER 10, 2021

FORWARD LOOKING STATEMENTS

Statements made in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "should," "expect," "anticipate," "estimate," "continue" or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed under the headings "Risk Factors" in the Company's Annual Report on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Agenda

I. Introduction to Schmitt

II. Year in Review

III. Measurement Segment

IV. Ice Cream Segment

V. Plan of Action

VI. Questions

Intro to Schmitt Industries

SCHMITT INDUSTRIES

NASDAQ: SMIT

Holding company that invests in, operates, and builds middle-market businesses to create shareholder value. Value investing DNA, turnaround skillset.

Portfolio

Cash: ~$7.4m*

Real Estate: Nicolai Street

Two Operating Segments

1 **Ice Cream**

Ample Hills Creamery

Brooklyn, NY

2 **Measurement**

Acuity Xact

Portland, OR

*Cash is pro forma as of August 31, 2021 following 28th Street building sale

Schmitt's Board, Executives and Leadership



Michael R. Zapata
Chairman, CEO
2018



Charles Davidson
Nominating and Governance Chair
2016



Lillian Tung
Compensation Chair
2020



Alexandre Zyngier
Audit Chair
2021



Philip Bosco
CFO
2020

- Diverse board with range of skillsets
- Focused on strong corporate governance and creating shareholder value
- Company leadership positions are diverse and comprise of a mix of key personnel with both business history and outside experience to maximize best practices and operating at scale

SCHMITT INDUSTRIES

Brief History

2016 – Schmitt is a Portland, Oregon-based manufacturer with 3 product lines (SBS, Acuity, and XACT), real estate and a history of losses

2017 – Sententia Capital, the investment fund run by Michael Zapata, makes initial investment in Schmitt

2018 – Sententia files 13D and runs activist campaign, leading to appointments of Michael Zapata as Executive Chairman and Andrew Hines as a director

- Sententia valued SMIT at $18-$22m versus ~$10m market cap, estimated SBS alone worth $10m

2019 – Sells SBS division for $10.5m (Nov. 2019). Sale exceeds expected value after executing turnaround and improving margins

2020 – Schmitt allocates capital and purchases Ample Hills Creamery

- Repurchases ~10% of shares
- Acquires Ample Hills out of bankruptcy, reopens scoop shops, rehires Amployees, and reopens Red Hook ice cream factory

2021 – Ample Hills growth investments and partial sale of real estate assets

- Invests in factory upgrade, opens new flagship Prospect Park West location
- Sells 28th Street building for $5.1m (originally valued at $4m in 2018)

SCHMITT INDUSTRIES

Agenda

I. Introduction to Schmitt

II. Year in Review

III. Measurement Segment

IV. Ice Cream Segment

V. Plan of Action

VI. Questions

Schmitt Progression


SMIT Stock Price
Announcement of new AS2100 & AR2700 sensors
Sententia Passive Investment
13D Filing
Announcement of Xact Website Relaunch
Share Repurchases
Opened new flagship scoop shop at Prospect Park West
Strategic Reorganization Announcement
SBS Sale Agreement
Ample Hills Acquisition
Partial Portland Real Estate Sale
0
1
2
3
4
5
6
7
8
Sep-17
Dec-17
Apr-18
Jul-18
Oct-18
Feb-19
May-19
Aug-19
Dec-19
Mar-20
Jun-20
Sep-20
Jan-21
Apr-21
Jul-21
Oct-21

SCHMITT INDUSTRIES

Revenue Growth Over Last 12 Months

Quarterly Revenue by Segment


USD Millions
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1.5
1.0
0.5
2.0
0.9
1.2
1.7
1.1
0.6
2.7
0.9
1.8
3.8
0.8
3.0
1Q FY21
2Q FY21
3Q FY21
4Q FY21
1Q FY22
Ice Cream
Measurement

Key Events

1. **July 7, 2020:** Reopens Red Hook Factory and begins opening NY scoop shops
2. **Aug 31, 2020:** Opens Ample Hills location in Long Beach, CA
3. **May 26, 2021:** Opens Ample Hills flagship Prospect Park West location
4. **Summer 2021:** First full summer with some Delta Variant impacts
5. **Nov 8, 2021:** US Reopens to International Travelers

SCHMITT INDUSTRIES

Schmitt Cash Flow Bridge

Schmitt Cash Flow Summary (May 2020 – Aug 2021)



USD Millions
$14
$12
$10
$8
$6
$4
$2
$0
$10.6
$0.3
$1.7
$1.5
$3.9
$8.3
$4.7
$7.4
Factory upgrade
PPW build-out
Warehouse upgrade
Self-delivery truck
ERP implementation
Retail store investments
COVID overhang impact
M1 improvements
Xact portal enhancements
SOX/internal controls consultants
Higher audit fees
Sales Tax VDA/Avalera setup
Tosei escrow settlement
Operating Losses
May 2020
Share Buybacks
Ample Hills Acq. + Cure
Capex
PPP Proceeds
Operating Activities
Real Estate Sale
Aug 2021

Substantial Investments Aimed at Achieving Long-Term Payoff and Improved Margins

Investment Highlights

Upgrade PoS Systems	Warehouse upgrade; Self-delivery	Build out digital marketing strategy
Factory improvements; PPW build-out	ERP system implementation	Establish SOX-compliant financial controls

SCHMITT INDUSTRIES

Portland Real Estate Asset Update

1. Real Estate Assets in Portland Provide Source of Funds for Expansion

2. Value Realization from Portland Real Estate Expected to Exceed Original $6.5m Target for Combined Assets

28th Street Real Estate



- Operational facility for SBS Division Sold in Nov 2019
- Announced plan to sell real estate in Dec 2020
- Sold for $5.1m (~$4.7m net proceeds) in Nov 2021 after being valued at $4m in 2018

Nicolai Street Real Estate



- Currently utilized for Schmitt corporate staff
- Plan to offer for sale early in 2022
- Sale + Leaseback Arrangement Most Likely

SCHMITT INDUSTRIES

Schmitt Progression

Phase 1: Value Realization (hidden assets)

- 2018 - 2019: Schmitt 1.0 (SBS → $10.5m)

Phase 2: Value Investing

- 2019 – 2020: Share Repurchases, Business Investment, Portfolio Investment

Phase 3: Value Creation

- 2020 – 2021: Focus on Developing Businesses, Strategic Alternatives for Real Estate

Phase 4: Value Amplification

- 2021-2022: Laying foundation for future growth and footprint expansion

Agenda

I. Introduction to Schmitt

II. Year in Review

III. Measurement Segment

IV. Ice Cream Segment

V. Plan of Action

VI. Questions

Measurement (SMS) Revenue


USD Thousands
$2,500
$2,000
$1,500
$1,000
$500
$0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
$4.3M
$4.1M
$3.7M
2019
2020
2021 Est

- $3.7M estimated 2021 revenue vs $4.1M last year
- 10% decline driven by Acuity product line; Xact forecast to slightly exceed 2020 revenue

SCHMITT INDUSTRIES

SMS Plan of Action – **2021**

5-year goal: Shift revenue from $8 to $6 million and achieve 13% EBITDA margins

Xact® TANK MONITORING SYSTEMS

- Lower Bill of Materials cost
- Expand into adjacent markets through ultrasonic and cellular
- Enhance customer experience through portal and product upgrade

Acuity®

- TAM Expansion and market share gains
- Customized OEM focus
- New key customer wins
- Enhanced customer experience
- Key partnerships

SCHMITT INDUSTRIES

Xact Plan of Action

Xact

Focus on Revenue Growth

- Accomplished through new products that open new markets
- New Products through Partnership
- Expected first product launch date December 2021

New Products, New Markets

- Better Product at Lower Costs
- Opens cellular market and new verticals (oils, fuels, lubes, and chemicals)


Xact
DH - ON - Ritchmont tk1 [30k]


Xact
LTE001

SCHMITT INDUSTRIES

Acuity Plan of Action

Acuity

Market Opportunity & Strategy

- Create a niche market through custom applications
- Opens OEM Focused
- Share gains + TAM expansion
- One of the only U.S based manufacturers
- Leverage brand recognition


Acuity

Revenue Growth Drivers

- Strong forecast for Q1 from legacy customers coming back online after COVID
- Addition of new Territory Sales Rep
- New sales rep increasing closing rates



SCHMITT INDUSTRIES

Agenda

I. Introduction to Schmitt

II. Year in Review

III. Measurement Segment

IV. Ice Cream Segment

V. Plan of Action

VI. Questions

Ample Hills 1.0

Strong brand that failed due to fixable causes:

1. Factory Issues
   - 2 years behind schedule and ~$4.5m over budget
   - Opened with <40% capacity utilization leading to cash burn
2. Overly aggressive expansion
   - Large stores on premium properties with low sales
   - Limited location or cost analysis
3. Poor operational and financial discipline
   - Bloated org chart in factory and senior management
   - Poor capital allocation decisions

Ample Hills - Keys To Success


Investment in Our Team
Revenue Growth & Cost Management
Ample Hills CREAMERY
Data Backed Decisions
Purpose-Driven Company

SCHMITT INDUSTRIES

Ample Investments

Schmitt Cash Flow Summary (May 2020 – Aug 2021)



USD Millions
$14
$12
$10
$8
$6
$4
$2
$0
$10.6
$0.3
$1.7
$1.5
$3.9
$8.3
$4.7
$7.4
Factory upgrade
PPW build-out
Warehouse upgrade
Self-delivery truck
ERP implementation
Retail store investments
COVID overhang impact
M1 improvements
Xact portal enhancements
SOX/internal controls consultants
Higher audit fees
Sales Tax VDA/Avalera setup
Tosei escrow settlement
Operating Losses
May 2020
Share Buybacks
Ample Hills Acq. + Cure
Capex
PPP Proceeds
Operating Activities
Real Estate Sale
Aug 2021

Substantial Investments Aimed at Achieving Long-Term Payoff and Improved Margins

Investment Highlights

Upgrade PoS Systems	Warehouse upgrade; Self-delivery	Build out digital marketing strategy
Factory improvements; PPW build-out	ERP system implementation	Establish SOX-compliant financial controls

SCHMITT INDUSTRIES

Three Phases

Phase 1 Stabilize Ample Hills	• Highest Risk Period due to COVID 19 • Cash Burn Conscious • Rehire Amployees + Reopen Factory
Phase 2 Build the Foundation	• Focused Store Footprint Expansion • Increase Factory Utilization • Establish Operating Best-Practices • Prove Store Economics
Phase 3 Growth	• Disciplined Expansion of Store Footprint • Cluster Strategy to Enter New Markets • Accelerate Wholesale and E-Commerce

SCHMITT INDUSTRIES

Key Levers

Optimize Four Revenue Streams to Maximize Ecosystem

Grow Ample Hills Footprint

↓

Implement Factory Improvements

↓

Realize Margin Expansion



Retail Stores
Wholesale
Ample Hills
CREAMERY
Factory
E-Commerce

Brand Building Initiatives

Widow Jane & Crown Maple Collaboration


WIDOW JANE
CROWN


WIDOW JANE
AGED 10 YEARS





Baked by Melissa Collaboration


CHOCOLATE TRIP


SUMMER OF LOVE


SUMMER OF LOVE



Brand Building Initiatives

Succession Collaboration




S'MORE ON
THE FLOOR

Nicholas Braun
(*Succession* Actor) on set

Fan Flavor-Naming Contest


TREAT
YO'ELF
SMOOTH MINTY MILK CHOCOLATE ICE CREAM WITH HOUSEMADE FUDGE BROWNIES AND PIECES OF PEPPERMINT CANDIES











SCHMITT INDUSTRIES

In the Headlines

Succession Collaboration

People

HOME > FOOD

There's a *Succession*-Inspired Ice Cream and It's Named After an Iconic Scene From the Series

Acclaimed East Coast creamery Ample Hills is selling pints of "S'more on the Floor" starting on Sunday, to coincide with *Succession*'s third season premiere

delish

There's A 'Succession'-Themed Ice Cream Named For A Brutal Pun From The Show

If you know, you know.

by ALEXIS MORILLO OCT 25, 2021

Time Out

'Succession'-themed ice cream is coming to NYC

Boar on the Floor has been turned into a pint.

Written by Melissa Kravitz Hoeffner Friday October 15 2021

thrillist

Ample Hills Based Its New Ice Cream Flavor on 'Succession'



Prospect Park Opening

The New York Times

OFF THE MENU

Ample Hills at Prospect Park West

The ice cream company has opened a spacious branch right at the park's western edge with seating, a party space, rooftop seats and a children's play room. Members of the Prospect Park Alliance receive a 10 percent discount.

192 Prospect Park West (15th Street). 718-483-8199. amplehills.com.

EATER

Park Slope: Ample Hills has opened its long-in-the-works scoop shop at Prospect Park West, located next door to Nitehawk Cinema. Plans to open the corner location have reportedly been in the works since 2018, according to a spokesperson, but were delayed by the company's recent bankruptcy sale.
192 Prospect Park West, near Bartel-Pritchard Square

Brownstoner

Ample Hills Opens Park Slope Outpost in Restored Storefront Next to Nitehawk Cinema



thrillist | People | The New York Times | EATER | deli MARKET NEWS | Time Out | mashed | Brooklyn Paper | SCHMITT INDUSTRIES | THE TAKEOUT | BROOKLYN MAGAZINE | delish

Ample Hills Strategy

Retail	Factory
Expand the Footprint	Increase Utilization *Grow internal volume demand*

Wholesale	E-commerce
Grow Footprint	Serve all fans

Build and Amplify the Brand

The Better We Do, The More We Can Give Back

Agenda

I. Introduction to Schmitt

II. Year in Review

III. Measurement Segment

IV. Ice Cream Segment

V. Plan of Action

VI. Questions

SCHMITT INDUSTRIES

Schmitt Progression

Phase 1: Value Realization (hidden assets)

- 2018 - 2019: Schmitt 1.0 (SBS → $10.5m)

Phase 2: Value Investing

- 2019 – 2020: Share Repurchases, Business Investment, Portfolio Investment

Phase 3: Value Creation

- 2020 – 2021: Focus on Developing Businesses, Strategic Alternatives for Real Estate

Phase 4: Value Amplification

- **2021-2022: Laying foundation for future growth and footprint expansion**

Plan of Action

1. Continue to stabilize and improve Ample Hills systems and processes
2. Execute 3-4 store openings in 2022
3. Maintain factory utilization >75%
4. Explore sale of Nicolai Street buildings to fund future growth plans, consider future growth funding
5. Opportunistically consider M&A opportunities

Ample Hills Online Discount

We hope our shareholders enjoy our products as much as we do.

Ample Hills CREAMERY

10% OFF

use code **"SMIT"**

Enjoy 2-day shipping on your order!

@amplehills


ICE CREAM INSIDE!

SCHMITT INDUSTRIES

Shareholder Question

&

Answer Session

SCHMITT INDUSTRIES